             Oppenheimer Principal Protected Main Street Fund III
                      Supplement dated November 11, 2004
                   to the Prospectus dated October 7, 2004

This supplement amends the prospectus for the Fund referenced above as described below.

1.    Page 30 of the Prospectus under the section titled "At What Price Are
Shares Sold? - Net Asset Value." is amended by replacing the second and third paragraphs with the following:

           The net asset value per share for a class of shares on
           a "regular business day" is determined by dividing the
           value of the Fund's net assets attributable to that
           class by the number of shares of that class outstanding
           on that day.  To determine net asset values, the Fund
           assets are valued primarily on the basis of current
           market quotations.  If market quotations are not
           readily available or do not accurately reflect fair
           value for a security (in the Manager's judgment) or if
           a security's value has been materially affected by
           events occurring after the close of the exchange or
           market on which the security is principally traded,
           that security may be valued by another method that the
           Fund's Board of Trustees believes accurately reflects
           the fair value.

           The Board has adopted valuation procedures for the Fund
           and has delegated the day-to-day responsibility for
           fair value determinations to the Manager's Valuation
           Committee.  Fair value determinations by the Manager
           are subject to review, approval and ratification by the
           Board at its next scheduled meeting after the fair
           valuations are determined.  In determining whether
           current market prices are readily available and
           reliable, the Manager monitors the information it
           receives in the ordinary course of its investment
           management responsibilities for significant events that
           it believes in good faith will affect the market prices
           of the securities of issuers held by the Fund.  Those
           may include events affecting specific issuers (for
           example, a halt in trading of the securities of an
           issuer on an exchange during the trading day) or events
           affecting securities markets (for example, a foreign
           securities market closes early because of a natural
           disaster).

           If, after the close of the principal market on which a
           security held by the Fund is traded and before the time
           as of which the Fund's net asset values are calculated
           that day, a significant event occurs that the Manager
           learns of and believes in the exercise of its judgment
           will cause a material change in the value of that
           security from the closing price of the security on the
           principal market on which it is traded, the Manager
           will use its best judgment to determine a fair value
           for that security.

2.    Page 32 of the Prospectus under the section titled "Which
Class of Shares Should You Choose? - How Long Do You Expect to
Hold Your Investment?" is amended by replacing the second
paragraph of that section with the following:

           If you invest $1 million or more, in most cases Class A
           shares will be the most advantageous choice, no matter
           how long you intend to hold your shares.  The
           Distributor will not accept purchase orders of $100,000
           or more for Class B shares or $1 million or more for
           Class C shares from a single investor.  Dealers or
           other financial intermediaries purchasing shares for
           their customers in omnibus accounts are responsible for
           compliance with those limits.

3.    Page 32 of the Prospectus under the section titled "Which
Class of Shares Should You Choose? - Are There Differences in
Account Features That Matter to You?" is amended by deleting the second and third sentences in the second paragraph.  Share
certificates will no longer be issued for Class A shares.

4.    Page 36 of the Prospectus under the section titled "Distribution and Service (12b-1) Plans - Distribution and Service Plans for Class B,
Class C and Class N Shares." is amended by adding the following paragraphs at the end of the section:

           Under certain circumstances, the Distributor will pay
           the full Class B, Class C or Class N asset-based sales
           charge and the service fee to the dealer beginning in
           the first year after purchase of such shares in lieu of
           paying the dealer the sales concession and the advance
           of the first year's service fee at the time of
           purchase, if there is a special agreement between the
           dealer and the Distributor.  In those circumstances,
           the contingent deferred sales charge will not be paid
           to the dealer.

           For Class C shares purchased through the
           OppenheimerFunds Recordkeeper Pro program, the
           Distributor will pay the Class C asset-based sales
           charge to the dealer of record in the first year after
           the purchase of such shares in lieu of paying the
           dealer a sales concession at the time of purchase.  The
           Distributor will use the service fee it receives from
           the Fund on those shares to reimburse FASCorp for
           providing personal services to the Class C accounts
           holding those shares.

           In addition, the Manager and the Distributor may make
           substantial payments to dealers or other financial
           intermediaries and service providers for distribution
           and/or shareholder servicing activities, out of their
           own resources, including the profits from the advisory
           fees the Manager receives from the Fund.  Some of these
           distribution-related payments may be made to dealers or
           financial intermediaries for marketing, promotional or
           related expenses; these payments are often referred to
           as "revenue sharing."  In some circumstances, those
           types of payments may create an incentive for a dealer
           or financial intermediary or its representatives to
           recommend or offer shares of the Fund or other
           Oppenheimer funds to its customers.  You should ask
           your dealer or financial intermediary for more details
           about any such payments it receives.

5.    Page 43 of the Prospectus under the section titled "How to
Exchange Shares - Are There Limitations on Exchanges?" is amended as follows:

      The first bullet point is deleted in its entirety and replaced with the following to read as follows:

o     Shares are redeemed from one fund and are normally purchased from the other fund in the same transaction on the same regular
         business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an omnibus account) receives an exchange request that conforms to the policies described above.  It must be received by the
         close of The New York Stock Exchange that day, which is
         normally 4:00 P.M. but may be earlier on some days.  The
         Transfer Agent may delay the reinvestment of the proceeds of an exchange up to five business days if it determines in its discretion that an earlier transmittal of the redemption
         proceeds to the receiving fund would be detrimental to the
         Fund from which the exchange is made or to the receiving fund.

      The second bullet point is deleted in its entirety and replaced with the following to read as follows:

o     The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected when its
         shares are repeatedly exchanged over the short term.  When large dollar amounts are involved, the Fund's implementation of its investment strategies may be negatively affected or the
         Fund might have to raise or retain more cash than the
         portfolio manager would normally retain, to meet unanticipated redemptions.  Frequent exchange activity also may force the
         Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those exchange requests.  These factors might hurt the Fund's performance.  When the Transfer
         Agent in its discretion believes frequent trading activity by any person, group or account would have a disruptive effect on the Fund's ability to manage its investments, the Fund and the
         Transfer Agent may reject purchase orders and/or exchanges into the Fund.  The history of exchange activity in all
         accounts known by the Transfer Agent to be under common
         ownership or control within the Oppenheimer funds complex may be considered by the Transfer Agent, with respect to the
         review of exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and deter excessive
         exchange activity.  The Transfer Agent may permit exchanges that it believes in the exercise of its judgment are not
         disruptive.  The Transfer Agent might not be able to detect frequent exchange activity conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent exchange activity in
         those accounts.  There is no guarantee that the Transfer
         Agent's controls and procedures will be successful to identify investors who engage in excessive trading activity or to
         curtail that activity.

         As stated above, the Fund permits dealers or financial
         intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority).
         The Manager, the Distributor and/or the Transfer Agent have agreements with a limited number of broker-dealers and
         investment advisers permitting them to submit exchange orders in bulk on behalf of their clients, provided that those
         broker-dealers or advisers agree to restrictions on their
         exchange activity (which are more stringent than the
         restrictions that apply to other shareholders).  Those
         restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client
         assets that may be invested in a particular fund.  The Fund and its Transfer Agent may restrict or refuse bulk exchange requests submitted by a financial intermediary on behalf of a large number of accounts (including pursuant to the
         arrangements described above) if, in the Transfer Agent's
         judgment exercised in its discretion, those exchanges would be disruptive to either fund in the exchange transaction.

6.    Page 44 of the Prospectus under the page titled "Shareholder
Account Rules and Policies - A $12 annual fee" is amended by deleting the section in its entirety and replacing it with the following:

      A $12 annual "Minimum Balance Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually on or about the second to last
      "regular business day" of September.  See the Statement of Additional
      Information (shareholders may visit the OppenheimerFunds website) to learn how you can avoid this fee and for circumstances under which this fee will not be assessed.

November 11, 2004                                           PS0771.001